UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2007
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                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


          Michigan                     000-230-661               38-3317208
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                    30142 Wixom Road, Michigan                    48334
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              (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code    (248) 960-9009
                                                        --------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

      On May 10, 2007, the Company issued the press release attached hereto
Exhibit 99.1, announcing its financial results for the quarter ended March 31, 2007.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits.

      The following exhibits are furnished with this Form 8-K:

      Exhibit     Description
      -------     -----------

      99.1        Press Release dated May 10, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  May 10, 2007               By: /S/ Thomas E. Klema
                                      ------------------------------------------
                                      Thomas E. Klema
                                      Its: Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

99.1          Press Release dated May 10, 2007.


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